Exhibit 10.1
AMENDMENT NO. 1 TO DEVELOPMENT AND MANUFACTURING AGREEMENT
     This Amendment No. 1 to Development and Manufacturing Agreement (this “Amendment”) is dated June 16, 2009 (the “Amendment Date”), by and between Cornerstone BioPharma, Inc. a Nevada corporation with its principal offices located at 1255 Crescent Green Drive, Suite 250, Cary, NC 27518 (“Company”), NEOS Therapeutics, L.P., a Texas limited partnership (“Manufacturer”) with its principal offices located at 2940 N. Hwy. 360, Suite 100, Grand Prairie, TX 75050 and Coating Place, Inc., a Wisconsin corporation (“Supplier”) with its principal offices located at 200 Paoli Street, P.O. Box 930310, Verona, WI, 53593. Manufacturer, Supplier and Company sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”
     The effective date of this Amendment (the “Effective Date”) shall be [***].
     WHEREAS, the Parties previously entered into that certain Development and Manufacturing Agreement dated as of February 27, 2008 (the “Development Agreement”), as supplemented by an Addendum dated as of June 19, 2008 (the “Addendum”, together with the Development Agreement, are referred herein to as the “Agreement”); and
     WHEREAS, the Parties desire to amend certain terms of the Agreement by way of this Amendment.
     NOW, THEREFORE, in consideration of the promises made herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Agreement.
     2. The following Definitions are hereby added to Section 1 of the Agreement:
“Billable Rate” means the rate at which work is billed and is less than or equal to [***] per hour unless mutually agreed upon in writing by the Parties in advance of work performed.
“Gross Revenues” means the gross amounts invoiced by Company and its affiliates and/or sublicensees on sales of the Product. Transfers of Product among Company and its affiliates and/or sublicensees for the purpose of subsequent resale to third parties will not generate gross revenues with respect to such transfers but the gross amounts invoiced in connection with the subsequent resale of the Product to third parties will be included in the calculation of Gross Revenues.
“Net Sales” means the Company’s Gross Revenues less customary reductions, including but not limited to the following: discounts, launch

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or stocking discounts, returns, rebates, chargebacks, transportation and insurance expenses, and tariffs, duties, excises and sales taxes imposed upon and paid directly with respect to such sales, all calculated in accordance with GAAP.
     3. The Definition in Section 1 for “Manufacturer Adjusted COGs” is hereby deleted in its entirety and replaced with the following:
“Manufacturer Adjusted COGs” means [***]. Manufacturer may increase Manufacturer Adjusted COGs up to [***] with at least [***] days written notice to Company and Supplier prior to the increase. If, for any reason, the Manufacturer desires to take an increase on Manufacturer Adjusted COGs by an amount greater than [***], Manufacturer shall provide written notice to Company and Supplier with appropriate justification for same, and Company and Supplier must agree in writing to the increase. If the requested increase is approved by Company and Supplier, such increase will not take effect until [***] days after the date Manufacturer’s written notice to Company and Supplier was delivered.
     4. The Definition in Section 1 for “Net Profits” is hereby deleted in its entirety and replaced with the following:
“Net Profits” means [***], all calculated in accordance with GAAP.
     5. The Definition in Section 1 for “Supplier Adjusted COGs” is hereby deleted in its entirety and replaced with the following:
“Supplier Adjusted COGs” means [***]. Supplier and Company further agree that in no event will Supplier Adjusted COGS be greater than Supplier’s true cost of manufacture of the Drug Resin Complex plus Supplier’s standard mark-up which shall be evidenced to Company via documentation for comparable Drug Resin Complexes, but in no event shall exceed [***] of Supplier’s true cost of manufacture. If for any reason the Supplier desires to take an increase Supplier Adjusted COGs by an amount greater than [***], Supplier shall provide written notice to Company and Manufacturer with appropriate justification for same, and Company and Manufacturer must agree in writing to the increase. If the requested increase is approved by Company and Manufacturer, such increase will not take effect until [***] days after the date Supplier’s written notice to Company and Manufacturer was delivered.
     6. The Definition in Section 1 for “Territory” is hereby deleted in its entirety and replaced with the following:
“Territory” means the United States of America, including each of the states and commonwealths, the District of Columbia and the

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Commonwealth of Puerto Rico. Company has the right to expand the Territory at any time to any country worldwide. For purposes of the Agreement, the Development Work and Product Development Plan are specific to the Territory described in the first sentence of this definition.
     7. Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Product Development Plan. The Parties agree to jointly develop a plan of action and milestones to perform the Development Work (“the Product Development Plan”), which will be negotiated in good faith, duly executed by the Parties, and attached hereto as Exhibit A to this Agreement. All development activities shall be performed and well documented by Manufacturer in compliance with all applicable Laws. Manufacturer and Supplier shall use commercially reasonable efforts to complete the development of the Product in a timely fashion consistent with the Product Development Plan, and keep Company informed of the progress and status of the development activities. Upon successful completion of the Development Work, the Parties’ mutually agreed specifications for the Product (the “Specifications”) will be attached hereto as Exhibit B. Except as set forth in Section 3.4, hourly resource requirements and fees for the development activities for the Product shall be as provided in the Product Development Plan. Manufacturer shall invoice Company for each of its completed steps of the Product Development Plan monthly and at a Billable Rate. Invoices shall contain details regarding the steps completed and the amount being charged for such completed work. Attached to the invoice shall be a copy of the Product Development Plan with updated timelines based off the billed Development Work. Payments of invoices shall be in accordance with Section 7.5(a).”
     8. The following sentence is hereby added to Section 6.4 of the Agreement following the last sentence:
“For purposes of clarity, the parties acknowledge and agree that the [***].”
     9. Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
“Cost Determination. [***], all calculated in accordance with GAAP.”
     10. Section 7.5(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“Supplier and Manufacturer will render invoices directly to Company for Supplier Adjusted COGs and Manufacturer Adjusted COGs, respectively,

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in connection with their shipments of Drug Resin Complex and Product, respectively, hereunder. Invoices shall be due and payable by Company within [***] days after receipt of invoice for first commercial batch and [***] days after receipt of invoice for all subsequent batches.”
     11. Section 7.5(b) of the Agreement is hereby deleted in its entirety and replaced with the following:
“After Product is launched, a third of Net Profits shall be paid by Company to Supplier and a third of the Net Profits shall be paid by Company to Manufacturer, which payments shall be accompanied by a report detailing the calculation of such Net Profits and paid within [***] days of the end of the calendar quarter in which the first sale of the Product occurs and [***] days after the end of each calendar quarter thereafter.”
     12. A new Section 7.6 shall be added to the Agreement to read in its entirety as follows:
7.6 [***].
     13. The following new language is added to Section 9.7 of the Agreement following the last sentence:
“Any additional patent applications that are divisional or continuations of the Manufacturer’s patent applications that have valid claims relating to the Product or any additional patent applications that are filed by the Manufacturer that have claims that have valid claims covering the Product will also be included under this Agreement.”
     14. The following new language is added to Section 9.9 of the Agreement following the last sentence:
“Any additional patent applications that are divisional or continuations of the Supplier’s patent applications that have valid claims relating to the Product or any additional patent applications that are filed by the Supplier that have valid claims covering the Product will also be included under this Agreement.”
     15. The first sentence of Section 11.3 of the Agreement is hereby deleted in its entirety and replaced with the following:
“This Agreement may be terminated immediately by written notice of any Party to the other Parties hereto if the Product is not commercially launched within the Territory by the seventh anniversary of this Agreement.”

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     16. The following new language shall replace the Company’s mailing information for “If to Company, to:” in Section 14 of the Agreement:
Cornerstone BioPharma, Inc.
1255 Crescent Green Drive, Suite 250
Cary, NC 27518
Attention: President
With a copy to General Counsel
     17. Manufacturer and Company hereby agree to amend that certain Amended and Restated Products Development Agreement dated as of August 27, 2008, between Company and Manufacturer (the “Products Development Agreement”) to provide that, notwithstanding anything to the contrary in the Products Development Agreement, Company may, via written notice to Manufacturer elect to have any three of the four products covered by the Products Development Agreement manufactured by a third party and not by Manufacturer; provided that Manufacturer’s technology is not used or incorporated in the development or manufacturing of such product.
     18. Except as specifically amended herein, all other terms and conditions of the Agreement and the Products Development Agreement remain in full force and effect.
     19. This Amendment shall be governed by the laws of the State of New York without reference to any rules of conflict of laws. Any dispute arising in relation to this Amendment shall be resolved in the same manner as a dispute under the Agreement.
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SIGNATURE PAGE TO AMENDMENT NO. 1
TO DEVELOPMENT AND MANUFACTURING AGREEMENT
     In WITNESS of the agreement to the terms and conditions contained herein, the Parties have caused the following signatures to be affixed hereto to become effective as of the Effective Date:

CORNERSTONE BIOPHARMA, INC. (COMPANY)

BY:	/s/ Craig A. Collard
PRINT NAME:	Craig A. Collard
TITLE:	President and Chief Executive Officer
DATE:	June 16, 2009

NEOS THERAPEUTICS, L.P. (MANUFACTURER)

BY:	/s/ Mark Tengler
PRINT NAME:	Mark Tengler
TITLE:	President
DATE:	June 16, 2009

COATING PLACE, INC. (SUPPLIER)

BY:	/s/ Tim A. Breunig
PRINT NAME:	Tim A. Breunig
TITLE:	President
DATE:	June 16, 2009

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